UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.     )

Check the appropriate box:

[x]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

HC CAPITAL TRUST
(Name of Registrant as Specified in Its Charter)

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[x]	No fee required.

[ ]	Fee paid previously with preliminary materials.

[ ]	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

October [   ], 2023

To the Shareholders of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio (the “Affected Portfolios”) of HC Capital Trust:

We encourage you to read the attached information statement thoroughly. As the information statement describes, the Board of Trustees of HC Capital Trust has approved new portfolio management agreements with Monashee Investment Management LLC with respect to the Affected Portfolios, each on the terms described herein.

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter.

As always, thank you for your trust and confidence.

Sincerely yours,

Colette Bergman

Vice President & Treasurer

HC Capital Trust

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

The Value Equity Portfolio

The Growth Equity Portfolio

The Institutional U.S. Equity Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Corporate Opportunities Portfolio

(each a “Portfolio” and, collectively, the “Portfolios”)

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Portfolios, each of which is a series of HC Capital Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order (the “Order”) that the Trust and Hirtle Callaghan & Co., LLC, of which the Trust’s investment adviser, HC Capital Solutions (the “Adviser”), is a division, received from the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2012. The Order permits the Adviser, under certain circumstances, to hire or replace independent investment advisory firms (each, a “Specialist Manager”) and to make changes to existing portfolio management agreements with Specialist Managers with the approval of the Board of Trustees (the “Board”) of the Trust without the need for a shareholder meeting. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new Specialist Manager or implementing any material change in a portfolio management agreement.

At a special meeting held on August 17, 2023, the Board, including a majority of the members of the Board who are not “interested persons” of the Trust or any investment adviser to the Trust (“Independent Trustees”), considered and approved seven new portfolio management agreements between the Trust and Monashee Investment Management LLC (“Monashee”) with respect to each of the Portfolios. The Trust and Monashee then entered into the new agreements, which became effective on August 17, 2023.

This Information Statement is being provided to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be distributed on or about October [ ], 2023 to the Portfolios’ shareholders of record as of August 21, 2023 (the “Record Date”). This Information Statement describes the amendments and the new agreements.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION AND BACKGROUND

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more Specialist Managers. Each Specialist Manager is paid directly by the Portfolio(s) for which it provides portfolio management services. The Adviser serves as the Trust’s primary investment adviser and, in particular, monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various portfolios. The Board is responsible for the overall supervision and management of the business and affairs of the Trust.

Prior to August 17, 2023, day-to-day investment decisions for each of the Affected Portfolios were provided by the following Specialist Mangers:

The Value Equity Portfolio	Echo Street Capital Management LLC (“Echo Street”) Mellon Investments Corporation (“Mellon”) Parametric Portfolio Associates LLC (“Parametric”)
The Growth Equity Portfolio	Echo Street Jennison Associates LLC (“Jennison”) Mellon Parametric
The Institutional U.S. Equity Portfolio	Echo Street Jennison Mellon Parametric RhumbLine Advisers Limited Partnership (“RhumbLine”) Wellington Management Company LLP (“Wellington”)
The International Equity Portfolio	City of London Investment Management Company Limited (“CLIM”) Mellon Parametric
The Institutional International Equity Portfolio	CLIM Mellon Parametric RhumbLine
The Emerging Markets Portfolio	CLIM Mellon Parametric XY Investments (HK) Ltd (“XY Investments”)
The Corporate Opportunities Portfolio	CLIM MacKay Shields LLC (“MacKay”) Mellon Parametric

At the Board’s special meeting on August 17, 2023, the Adviser recommended, and the Board approved, adding Monashee as an additional Specialist Manager to these Affected Portfolios. Monashee will manage assets of each Affected Portfolio using a strategy that uses options transactions to harvest market volatility (the “Options Overlay Strategy”).

Under the terms of the new agreements with Monashee (the “New Agreements”), Monashee is entitled to receive from each Affected Portfolio an annual fee as follows:

(i)	0.45% of the average daily net assets of that portion of the Affected Portfolio allocated to Monashee if the total Outside Assets are less than $250,000,000;
(ii)	0.40% if the total Outside Assets are between $250,000,000 - $499,999,999;
(iii)	0.35% if the total Outside Assets are between $500,000,000 - $749,999,999;
(iv)	0.3% if the total Outside Assets are between $750,000,000 – $999,999,999;
(v)	0.2% if the total Outside Assets are between $1,000,000,000 – $1,999,999,999; and
(vi)	0.1% if the total Outside Assets are equal to or exceed $2,000,000,000.

Fees for partial periods shall be prorated for the portion of the period for which services were rendered. “Outside Assets” means all assets managed, advised, sub-advised or otherwise, by Monashee and/or its affiliates using an investment program that is the same as, or similar to, the investment program of the Affected Portfolios, including, without limitation, any program extension (e.g., levered, hedged or otherwise) or other strategy that employs options or other derivatives to capitalize on index volatility premiums or inefficiencies in markets.

In each case, these fees are equal to, or lower than, the fee currently paid to at least one of the other Specialist Managers serving the respective Affected Portfolio. The New Agreements are similar in all material respects to each of the existing agreements between the Trust and the other Specialist Managers currently serving the Affected Portfolios. The addition of Monashee as a Specialist Manager to each of Affected Portfolios is to allow the Adviser to have the ability, when it believes it to be appropriate, to allocate to Monashee a portion of each Affected Portfolio’s assets in order for Monashee to implement its Options Overlay Strategy for such Affected Portfolio. The effect of any such allocation on any Affected Portfolio’s overall expenses will depend on the overall allocation of assets among the various Specialist Managers serving the respective Affected Portfolio and cannot be calculated at this time.

A copy of the form of New Agreement is attached to this Information Statement as Exhibit A.

Additional information about Monashee is set forth under the heading “Management of the Trust” in this Information Statement.

FACTORS CONSIDERED BY THE BOARD

The Board, including a majority of the Independent Trustees, considered and approved each of the New Agreements for an initial two-year period.

In considering the information and materials described herein, the Independent Trustees were represented by, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. In view of the broad scope and variety of factors and information, the Board did not find it practicable to, and did, assign relative weights to the specific factors considered in reaching its conclusions to approve the New Agreements. Rather, the conclusions were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Based upon the Adviser’s recommendation, it was determined by the Board that the engagement of Monashee to manage the Options Overlay Strategy employed for Affected Portfolios was appropriate. Accordingly, the Board approved the terms of the New Agreements.

In connection with its deliberations, the Board reviewed and considered information that it had requested and received from Monashee, as well as information provided to it by the Adviser. In addition, the Board had the opportunity to meet with and ask questions of principals of Monashee.

In concluding that the approval of the New Agreements was in the best interests of the Affected Portfolios and consistent with the expectations of their shareholders, the Board gave substantial weight to the Adviser’s views, as well as the Adviser’s assessment of the potential contribution to the respective Affected Portfolios of Monashee’s management of the Strategy. The Board noted the Adviser’s explanation that Monashee would be well positioned to manage all aspects of the Options Overlay Strategy.

Other factors considered by the Board in approving the New Agreements included the nature, extent and quality of the services expected to be provided by Monashee, and the Adviser’s expectations for the Affected Portfolios. The Board also reviewed and considered, among other things, the qualifications, background and experience of the investment personnel at Monashee who would be responsible for the day-to-day portfolio management of the Affected Portfolios’ allocated assets, noting that the individual expected to be primarily responsible for the Options Overlay Strategy had initially implemented the Options Overlay Strategy for the Portfolios while employed by the Adviser; Monashee’s experience in managing other funds and accounts; Monashee’s financial condition; and Monashee’s policies and procedures designed to prevent violations of the Federal Securities laws (as defined in Rule 38a-1 under the Investment Company Act of 1940 (the “1940 Act”)).

In its deliberations with respect to each of the New Agreements, the Board recognized that, under each such agreement, Monashee would be responsible only for day-to-day investment decisions with respect to that portion of an Affected Portfolio’s assets allocated to it. The Board further recognized that Monashee would not participate in the administration of any of the Affected Portfolios or in the distribution of shares of any of the Affected Portfolios and thus would receive limited, if any, benefit from its association with the Trust other than the fee paid to it by the respective Affected Portfolios for investment management services.

The Board also determined that the rate at which Monashee would be compensated for its services under the New Agreements was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Affected Portfolios managed by other investment advisers (the “peer group”) and with information from Monashee regarding the fee structures of their similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed managers, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Affected Portfolios and of the Trust as a whole and the fact that the terms of the New Agreements were determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

The Board also recognized that the overall levels of advisory fees experienced by the Affected Portfolios depend upon the manner in which their respective assets are allocated among the various Specialist Managers serving the Affected Portfolios at any given time.

In concluding that implementation of the New Agreements would be appropriate and, further, that approval of the New Agreements was in the best interests of shareholders of the Affected Portfolios, the Board considered it of importance that, like all of the Portfolios of the Trust, the Affected Portfolios are designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Affected Portfolios are generally available only to such clients.

Additional Information About the New Agreements

The New Agreements each require the named service provider to (i) provide a continuous investment program for that portion of the respective Affected Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The New Agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of each of the New Agreements by the Trust or by the service provider upon sixty days’ written notice; and their respective termination in the event of an “assignment” as defined in the 1940 Act.

With respect to duration and termination, the New Agreements provide that they shall continue in effect for a period of two years from the date on which each becomes effective. The New Agreements will remain in effect thereafter from year to year for so long as their continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Affected Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

MANAGEMENT OF THE TRUST

Information about HC Capital Solutions.

Under the terms of two separate discretionary investment advisory agreements with the Trust relating to the Portfolios (the “HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. As of September 18, 2023, the Adviser does not receive a fee from the Trust for its services under the HC Agreements. Prior to that, the Adviser received an annual fee of 0.05% of each Portfolio’s assets. For the fiscal year ended June 30, 2023, the Adviser received advisory fees from each of the Portfolios in the following amounts:

The Value Equity Portfolio	$305,000
The Growth Equity Portfolio	$369,000
The Institutional U.S. Equity Portfolio	$1,009,000
The International Equity Portfolio	$264,000
The Institutional International Equity Portfolio	$329,000
The Emerging Markets Portfolio	$356,000
The Corporate Opportunities Portfolio	$118,000

The Adviser is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. Geoffrey A. Trzepacz, Chief Operating Officer of Hirtle, Callaghan & Co., LLC, serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March, 14 2023 and were last approved by shareholders of the Portfolios on the following dates:

The Value Equity Portfolio	December 27, 2006
The Growth Equity Portfolio	December 27, 2006
The Institutional U.S. Equity Portfolio	August 8, 2008
The International Equity Portfolio	December 27, 2006
The Institutional International Equity Portfolio	November 20, 2009
The Emerging Markets Portfolio	December 10, 2009
The Corporate Opportunities Portfolio	December 27, 2006

Information about Monashee

Monashee is a Delaware limited liability company with its principal office located at 265 Franklin Street, 21st Floor, Boston, MA 02110. Monashee has been registered with the SEC as an investment adviser since 2011. As of June 30, 2023, Monashee had approximately $2.4 billion in notional assets under management.

For its services to the Portfolios, Monashee receives an annual fee from each Affected Portfolio, calculated daily and payable monthly in arrears, based on an annual percentage of the average daily net assets of the Affected Portfolio allocated to Monashee from time to time as follows:

(i)	0.45% if the total Outside Assets are less than $250,000,000;

(ii)	0.40% if the total Outside Assets are between $250,000,000 - $499,999,999;
(iii)	0.35% if the total Outside Assets are between $500,000,000 - $749,999,999;
(iv)	0.3% if the total Outside Assets are between $750,000,000 – $999,999,999;
(v)	0.2% if the total Outside Assets are between $1,000,000,000 – $1,999,999,999; and
(vi)	0.1% if the total Outside Assets are equal to or exceed $2,000,000,000.

Fees for partial periods shall be prorated for the portion of the period for which services were rendered. “Outside Assets” means all assets managed, advised, sub-advised or otherwise, by Monashee and/or its affiliates using an investment program that is the same as, or similar to, the investment program of the Affected Portfolios, including, without limitation, any program extension (e.g., levered, hedged or otherwise) or other strategy that employs options or other derivatives to capitalize on index volatility premiums or inefficiencies in markets.

Mr. Scott Jacobson is primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Monashee for investment in its Options Overlay Strategy. Prior to joining Monashee in October 2023, Mr. Jacobson was a Capital Allocation Investment Strategist for Hirtle Callaghan & Co. LLC since 2015. Prior to joining Hirtle Callaghan & Co. LLC, Mr. Jacobson served as a Managing Director at Wedbush Securities, Inc., a Consultant for ClearVol Capital Management, LLC and the Head of Derivative Strategy at Sanford C. Bernstein & Co., LLC. Scott Jacobson, CFA, CPA (inactive), earned his MBA from the University of Chicago Booth School of Business and graduated summa cum laude with BS and BBA degrees in computer science and accounting at the University of North Dakota.

The name and principal occupation of the principal executive officer and each director of Monashee is as follows:

Name	Principal Occupation
Tom Wynn	Partner, CIO
Jeff Muller	COO, CCO
Dan Buckley	CFO

Monashee does not currently act as an investment advisor with respect to any funds that have an investment objective and strategies similar to those of any of the Affected Portfolios.

Information about the Other Specialist Managers.

The Value Equity Portfolio: The Value Equity Portfolio is currently managed by four (4) Specialist Managers: Echo Street, Mellon, Monashee and Parametric. Echo Street’s principal offices are located at 12 E. 49th Street, 44th Floor, New York, NY 10017. Mellon’s principal offices are located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Parametric’s principal offices are located at Two International Place, Boston, MA 02110.

The Growth Equity Portfolio: The Growth Equity Portfolio is currently managed by five (5) Specialist Managers: Echo Street, Jennison, Mellon, Monashee and Parametric. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017.

The Institutional U.S. Equity Portfolio. The Institutional U.S. Equity Portfolio is currently managed by seven (7) Specialist Managers: Echo Street, Jennison, Mellon, Monashee, Parametric, RhumbLine and Wellington. RhumbLine’s principal offices are located at 265 Franklin Street, 21st Floor, Boston, MA 02110. Wellington’s principal offices are located at 280 Congress Street, Boston, MA 02210.

The International Equity Portfolio. The International Equity Portfolio is currently managed by four (4) Specialist Managers: CLIM, Mellon, Monashee and Parametric. CLIM’s principal offices are located at 77 Gracechurch Street, London, EC3V 0AS, United Kingdom (UK) and has its U.S. office in West Chester, Pennsylvania.

The Institutional International Equity Portfolio. The Institutional International Equity Portfolio is currently managed by five (5) Specialist Managers: CLIM, Mellon, Monashee, Parametric and RhumbLine.

The Emerging Markets Portfolio. The Institutional International Equity Portfolio is currently managed by five (5) Specialist Managers: CLIM, Mellon, Monashee, Parametric and XY Investments. XY Investments’ principal offices are located at 181 Queen’s Road Central, 7/F, Unit 746, Grand Millennium Plaza, Low Block, Central, Hong Kong.

The Corporate Opportunities Portfolio. The Corporate Opportunities Portfolio is currently managed by five (5) Specialist Managers: CLIM, MacKay, Mellon, Monashee and Parametric. McKay’s principal offices are located at 1345 Avenue of the Americas, New York, NY 10105.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration and accounting services to the Trust pursuant to the terms of an Administrative Services Contract between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219.

Transfer Agency. FIS Investor Services LLC serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. The offices of the Transfer Agent are located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219.

Distribution Services. Ultimus Fund Distributors, LLC (“Ultimus”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on December 10, 2019, in connection with the issuance and sale of shares of the Portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Ultimus are limited and are not primarily intended to result in the sale of Trust shares. Ultimus receives an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Ultimus, a wholly-owned subsidiary of Ultimus Fund Solutions LLC, are located at 225 Pictoria Drive, suite 450, Cincinnati, OH 45246.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Portfolios.

General Matters Under Delaware Law

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

By Order of the Board of Trustees of HC Capital Trust

Dated: October [ ], 2023

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT

For The [                 ] Portfolio

AGREEMENT made this 17th day of August, 2023, between Monashee Investment Management LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”), that offers several series of shares of beneficial interests representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The [                      ] Portfolio of the Trust (“Portfolio”) that may from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees (“Board,” and each member thereof, “Trustee”) and HC Capital Solutions (a division of Hirtle, Callaghan & Co., LLC (“HCC”)), the Trust’s investment adviser (the “Adviser”), and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.                   Appointment of Portfolio Manager. The Trust hereby appoints Portfolio Manager to provide the investment services set forth herein to the Account (as defined below) and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with this Agreement, the investment objectives, policies and restrictions applicable to the Portfolio, as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated thereunder and other provisions of applicable laws.

2.                   Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio that may from time to time be allocated to it by, or under the supervision of, the Board, as indicated in writing by an authorized officer of the Trust or by the Adviser (such assets of the Portfolio, the “Account”). It is understood that the Account may consist of all, a portion of, or none of the assets of the Portfolio, and that the Board and/or the Adviser has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b)  Subject to the general supervision of the Trust's Board and the Adviser and the terms of this Agreement, Portfolio Manager shall have sole investment discretion with respect to the Account, which shall include conducting investment research, selecting the securities and other assets to be purchased and sold for the Account and determining that portion of the Account, if any, that shall be held uninvested, and selecting brokers, dealers and other intermediaries through which securities and other asset transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Without limiting the generality of the foregoing, the Portfolio Manager agrees that it shall provide the following services:

(i)  Portfolio Manager shall advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security or other asset purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the executing broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust.

(ii)    Portfolio Manager shall maintain all applicable books and records with respect to the securities transactions for the Account. Specifically, Portfolio Manager shall maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records that reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the executing broker or dealer. Portfolio Manager shall preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s reasonable request. The Trust agrees that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business, including to comply with any internal record-keeping policies and procedures.

(iii)  Portfolio Manager shall provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure (A) compliance with the various limitations on investments applicable to the Portfolio under the Investment Company Act and (B) that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended.

(iv)   Portfolio Manager shall render regular reports to the Trust concerning the performance by Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board or Adviser, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust or Adviser upon reasonable notice during regular business hours, to review the investments and investment program of the Account.

(c)  Portfolio Manager shall promptly report to the Trust any transactions or holdings of which it has knowledge that may violate the investment objectives, policies and restrictions of the Portfolio, as set forth in (i) the then current Registration Statement of the Trust, (ii) the Trust’s compliance policies and procedures applicable to the Portfolio, and (iii) applicable provisions of the Investment Company Act and the rules and regulations promulgated thereunder and other applicable federal securities laws;

(d)   Portfolio Manager shall have the responsibility to vote all proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested and shall do so in the best interests of the Trust’s shareholders and in accordance with applicable law, unless the Adviser has advised the Portfolio Manager in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party. The Trust shall ensure that any materials related to any such rights and duties delivered or provided in respect of the Account’s holding of the applicable assets, including to the Adviser or any custodian or any custodian’s respective affiliates, shall promptly and timely be delivered to the Portfolio Manager in order that the Portfolio Manager may have such reasonable notice prior to the required time for the exercise of such right or duty as may be needed for the Portfolio Manager to make its determination in regard thereto. The Portfolio Manager shall not be responsible for directing any decision in respect of such right or duty to the extent it has not timely received all such information required to be delivered to it pursuant to the preceding sentence. The Trust acknowledges that is has received and reviewed the proxy voting policy of the Portfolio Manager and acknowledges that the Portfolio Manager may, at its own expense, employ the services of a proxy voting service.

(e)   Responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issuer of securities held in or formerly held in the Account or to advise or take any action with respect to any litigation shall remain with the Trust, and Portfolio Manager shall not have any responsibility to, and shall not, initiate, consider or participate in any such matters on behalf of the Account. However, Portfolio Manager shall reasonably consult with the Trust in this regard upon request.

3.             Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its reasonable best efforts to execute securities transactions on behalf of the Account in such a manner as is consistent with its duty to seek best execution under the circumstances. Accordingly, the Portfolio Manager may, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to periodic review by the Board. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes to such list.

4.              Expenses and Compensation. (a) Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. Notwithstanding the foregoing, the Portfolio Manager shall bear its own operating and overhead expenses attributable to the provision of its investment management services, as well as all travel and related expenses.

(b)   The Trust will pay the Portfolio Manager a monthly management fee (the “Management Fee”) calculated daily and paid monthly in arrears at an annualized rate of 0.45% of the value of the assets in the Account. The Management Fee will decrease in accordance with Section 4(b)(i) and (ii) below:

(i)              The annualized Management Fee rate payable to the Portfolio Manager shall be based on the following schedule: (i) 0.45% if the total Outside Assets are less than $250,000,000; (ii) 0.40% if the total Outside Assets are between $250,000,000 - $499,999,999; (iii) 0.35% if the total Outside Assets are between $500,000,000 -$749,999,999; (iv) 0.3% if the total Outside Assets are between $750,000,000 – $999,999,999; (v) 0.2% if the total Outside Assets are between $1,000,000,000 – $1,999,999,999; and (vi) 0.1% if the total Outside Assets are equal to or exceed $2,000,000,000. Fees for partial periods shall be prorated for the portion of the period for which services were rendered.

(ii)             For purposes of this Agreement, “Outside Assets” means all assets managed, advised, sub-advised or otherwise, by the Portfolio Manager and/or its affiliates using an investment program that is the same as, or substantially similar to, the investment program of the Portfolio, including, without limitation, any program extension (e.g., levered, hedged or otherwise) or other strategy that employs options or other derivatives to capitalize on index volatility premiums or inefficiencies in markets and for which Scott Jacobson is responsible, whether in a pooled investment vehicle, fund-of-one, separately managed account, trust, or otherwise. Outside Assets shall not include assets that are (i) managed by the Portfolio Manager that are not subject to any management fees, incentive fees, performance allocations, or other fees or charges or (ii) attributable to clients of HCC and/or its affiliates. For the avoidance of doubt, Outside Assets may include assets attributable to existing clients of the Portfolio Manager. The amount of Outside Assets shall be determined based on gross, notional amounts allocated to the Portfolio strategy.

5.             Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Portfolio, except a loss to the Account resulting from the willful misconduct, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 5(a), the term “Portfolio Manager” shall include the Portfolio Manager, any affiliates of the Portfolio Manager, and the partners, shareholders, directors, officers and employees of the Portfolio Manager and such affiliates.

(b)    Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the information set forth in the Portfolio Manager’s current Form ADV; or (ii) information provided, in writing, by Portfolio Manager to the Trust as required by this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (A) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (B) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (C) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are furnished to shareholders of the Trust and/or filed with the SEC.

(c)  Subject to Section 5(f), Portfolio Manager agrees, to the fullest extent legally permissible under applicable law, to indemnify and hold harmless the Trust from and against any and all loss, liability and expense (including, without limitation, judgments, fines, penalties, damages, demands, charges, amounts paid or to be paid in satisfaction of judgments, compromises or settlements, expenses of investigating or defending against any claim or alleged claim, and reasonable attorneys’ fees and expenses) (collectively, "Losses"), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s then current Form ADV, information provided, in writing, as required by this Agreement or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filing, provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. As used in this Section 5(c), the term “Trust” shall include the Trust, the Adviser and each of their affiliates, and the Trustees, partners, shareholders, directors, officers and employees of the Trust, the Adviser and such affiliates.

(d)  Subject to Section 5(f), the Trust agrees, to the fullest extent legally permissible under applicable law, to indemnify and hold harmless the Portfolio Manager from and against any and all Losses as they are incurred in connection with any threatened, pending or current action, suit, proceeding or claim relating to, arising out of or in connection with this Agreement, including without limitation any action by the Portfolio Manager against the Trust for enforcement of this Agreement, or any instrument in which the Portfolio is or had purchased or proposed to purchase, except for Losses to the Account resulting from willful misconduct, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by of its duties under this Agreement. As used in this Section 5(a), the term “Portfolio Manager” shall include the Portfolio Manager, any affiliates of the Portfolio Manager, and the partners, shareholders, directors, officers and employees of the Portfolio Manager and such affiliates.

(e)  In the event that a legal proceeding is commenced against either party or its associated persons on the basis of claims for which the indemnifying party would, if such claims were to prevail, be required to indemnify the indemnified party and its associated persons pursuant to Section 5(c) or 5(d) above, the indemnifying party will, at its expense, provide such assistance as the indemnified party may reasonably request in preparing the defense of the such claims (including by way of example making the indemnifying party’s personnel available for interview by counsel for the indemnified party, but specifically not including retention or payment of counsel to defend such claims on behalf of the indemnified party); provided that the indemnifying party will not be required to pay any Losses of the indemnified party and its associated persons except to the extent it may be required to do so under Section 5(c) or 5(d) above.

(f)  The indemnification obligations set forth in Section 5(c) or 5(d) shall not apply unless (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; and (iii) upon receipt by the indemnified party or its associated persons of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) or 5(d) may apply, the indemnified party notifies the indemnifying party, within forty-five (45) days and in writing, of such receipt and provides to indemnifying party the opportunity to participate in the defense and/or settlement of any such action or claim.

Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee, or by the Trust's custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust (including upon which the Trust relied in preparing any SEC Filing(s)).

(iii)          Subject to Section 5(f), the Portfolio Manager shall not be liable for (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; or (ii) acts of the Portfolio Manager that result from actions taken by the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions taken by the Trustees, or the substance of any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with: (i) the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, (ii) the applicable disclosures in the Registration Statement of the Trust and the laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code), the Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with: (i) the investment objectives, polices, and restrictions applicable to the Portfolio, (ii) the applicable disclosures in the Registration Statement of the Trust and (iii) the laws, rules, and regulations applicable to the Portfolio. The parties agree and acknowledge that, for purposes of this Agreement it is intended that the Account shall be treated as a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation in making investment decisions under this Agreement to inquire into, or to take into account, investments of the Portfolio other than those held in the Account from time to time. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to any portion of the Portfolio’s assets not allocated to the Portfolio Manager.

(g)  Notwithstanding any of the foregoing to the contrary, the provisions of this Section 5 shall not be construed so as to provide for the exculpation or indemnification of any party for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on parties that act in good faith), to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law.

(h) In the event the indemnification obligations as set forth in this Agreement shall be deemed unenforceable, whether in whole or in part, such unenforceable portion shall be stricken or modified so as to give effect to this indemnification obligation to the fullest extent permitted by law.

(i) The provisions of this Section 5 shall survive termination of this Agreement.

6.             Duration, Termination and Amendments. (a) This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two (2) years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those Trustees of the Trust who are not "interested persons" of the Trust or any investment adviser to the Trust ("Independent Trustees").

(b)  This Agreement may be terminated by either party at any time and without penalty upon at least fifteen (15) trading days prior notice to the other party. This Agreement shall terminate upon its assignment. Upon any termination, the Portfolio Manager shall cooperate in good faith and shall use its reasonable best efforts to transition the investment management services provided for herein on the terms and within such period of time as reasonably requested by the Trust. In addition, either party may terminate this Agreement at any time upon notice to the other party if the other party has materially breached this Agreement (which breach, if capable of being cured, has not been cured within ten business days of notice of such breach being provided to the breaching party).

(c)  This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective.

(d)     For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

7.                   Confidentiality; Use of Name. (a) Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers), and that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”). The parties agree that their respective officers and employees shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information and will not use or disclose information contained in, or derived from such Confidential Information for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of information: (i) that is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; (ii) rightfully received from another party prior to its receipt from the disclosing party; (iii) that is independently developed by the receiving party without reliance upon or use of any Confidential Information; or (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall provide the disclosing party with written notice and request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such Confidential Information shall be made aware of the proprietary nature and be subject to a substantially similar obligation of confidentiality as under this Agreement. For the avoidance of doubt, all investment advice furnished by the Portfolio Manager to the Trust on behalf of the Account shall be treated as confidential and shall not be utilized in trading for any other accounts or disclosed to third parties except as required by law.

(b)  It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of HCC), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (collectively, “HC Marks”), are valuable property of HCC and that the use of the HC Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that, other than for the purpose of complying with regulatory requirements or providing disclosures to the Portfolio Manager’s other clients as determined in good faith by the Portfolio Manager, it will not use any HC Mark without the prior written consent of the Trust and that HCC and its affiliates own and will retain all right, title and interest in and to the HC Marks.

(c)  Portfolio Manager grants to the Trust and its agents (including the Adviser) a non-exclusive, non-transferable and revocable permission to use the “Monashee” name and the Monashee mark and any derivative of them, as well as any logo that is now or shall later become associated with such names (collectively, “Portfolio Manager Marks”) for the limited purpose of identifying the Portfolio Manager as a sub-adviser of a portion of the Trust’s assets and as otherwise may be required by the disclosure obligations of the Trust under applicable law. No other use of the Portfolio Manager Marks are permitted unless agreed otherwise in writing. The Trust and its agents shall not place or depict the Portfolio Manager Marks in any manner that would tend to denigrate, disparage, tarnish, dilute, misrepresent or otherwise adversely affect or take advantage of such Portfolio Manager Marks. The Trust and its agents acknowledge that the Portfolio Manager and its affiliates own and will retain all right, title and interest in and to the Portfolio Manager Marks. Furthermore, Portfolio Manager consents to use of its performance data, biographical data and other pertinent data by the Trust and its agents for use in marketing and sales literature, provided such performance and other data is being provided by the Trust in relation to all other portfolio managers of the Trust’s assets. The license granted hereunder shall expire one (1) year after the Portfolio Manager is no longer managing the Account, other than in the case of any use of the Portfolio Manager Marks in any Registration Statement or similar legally mandated disclosure document during the time that such document remains in effect.

(d) The provisions of this Section 7 shall survive termination of this Agreement.

8.                   Representations, Warranties, Covenants and Agreements of Portfolio Manager. Portfolio Manager represents, warrants and covenants that:

(a)  Portfolio Manager is registered as an investment adviser under the Investment Advisers Act, it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act;

(b)   Portfolio Manager is duly organized, in good standing and validly existing under the laws of its jurisdiction of organization, with full power and authority to enter into and perform its duties and obligations under this Agreement;

(c)  This Agreement has been duly and validly authorized, executed and delivered by the Portfolio Manager and is a valid and binding agreement of the Portfolio Manager enforceable against the Portfolio Manager in accordance with its terms;

(d)  Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC;

(e)  Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio Manager with respect to those services provided pursuant to this Agreement (Portfolio Manager acknowledges that the Trust may, in response to laws, regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information and Portfolio Manager agrees that it will respond to the Trust's reasonable requests in this area);

(f)   Upon reasonable request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust;

(g)   To the Portfolio Manager’s knowledge, neither the Portfolio Manager nor any of its affiliates nor any of their members, directors, employees, executive officers or any other officers are currently the subject of, and have been the subject of during the last three (3) years, any actions, lawsuits, enforcement actions by a regulator, proceedings or investigations that could have a material adverse effect on the Trust, the Portfolio, the Portfolio Manager or HCC;

(h)  Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio (Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders, Board, Trustees, officers, employees or agents of the Trust);

(i)   Portfolio Manager has obtained and will maintain during the term of this Agreement all approvals, consents, licenses and registrations from any governmental authority or any other person necessary or advisable to perform its obligations under this Agreement and will at all times comply with the rules and conditions attaching to such approvals, consents, licenses and registrations;

(j)   The execution and delivery of this Agreement by the Portfolio Manager, the consummation of the transactions contemplated herein and the Portfolio Manager’s compliance with the terms of this Agreement will not constitute or result in a violation of, default under or conflict with (A) the Portfolio Manager’s organizational or constituent documents; (B) applicable law or undertaking or order of any court or governmental, regulatory or self-regulatory authority binding upon the Portfolio Manager; or (C) any other agreement (including, without limitation, any employment agreement or non-competition agreement) or instrument to which the Portfolio Manager or any of its employees is a party or by which the Portfolio Manager or any of its employees is bound or to which any of the property or assets of the Portfolio Manager or any of its employees is subject.

(k)  No information provided by the Portfolio Manager to the Trust or the Adviser contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(l)  The Portfolio Manager will promptly notify the Trust in the event that any of the foregoing representations ceases to be true or accurate in any respect.

10.                Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services (including those with a substantially similar strategy to that of the Portfolio and that have positions that may overlap with the securities in the Portfolio, including, without limitation, in respect of its management of Outside Assets) and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust. The parties further acknowledge that the Portfolio Manager or its affiliates may have and continue to have investments in their own names (including acquiring and/or disposing of securities held by the Portfolio), may serve as an officer, director, stockholder or partner of one or more investment funds or other entities, and that it may not always be possible or in the best interests of the various persons or funds to whom the Portfolio Managers or its affiliates to give investment advice to take or liquidate the same investment positions at the same time. As a result of the foregoing, the Trust acknowledges that it understands the risks and conflicts of interest disclosures described above and authorizes the Portfolio Manager to provide the investment management services described in this Agreement notwithstanding any of these actual or potential conflicts of interest.

Neither the Portfolio Manager nor its affiliates shall at any time act as custodian or have physical custody of any Trust assets and nothing herein shall be construed as authorizing the Portfolio Manager to obtain custody under the Investment Advisers Act or otherwise or possession of any funds or financial instruments or other property in which the Trust has a beneficial interest whatsoever.

11.                Anti-Money Laundering. The Trust has procedures in place which comply with all relevant anti-money laundering and privacy principles applicable to it.

12.                Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

HC Capital Trust

300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

Attention: General Counsel

If to the Adviser:

HC Capital Solutions

300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

Attention: General Counsel

If to Portfolio Manager:

Monashee Investment Management LLC

75 Park Plaza, 4th Floor

Boston, Massachusetts 02116

Attention: Jeff Muller, COO/CCO

The Portfolio Manager may transmit information from time to time by email in PDF, Microsoft Word, or other formats which can be readily viewed, printed and saved. The Trust hereby consents to electronic delivery of such information and acknowledges that it may revoke its consent to receive communications electronically at any time.

In accordance with the foregoing, please send all Portfolio information to the following e-mail address(es):

cbergman@hirtlecallaghan.com, mhausmann@hirtlecallaghan.com, gtrezpacz@hirtlecallaghan.com

13.                Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware, without regard to the conflicts of law principles thereof, provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, of the parties in connection therewith. No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Monashee Investment Management LLC

By:	/s/ Jeff Muller
Name: Jeff Muller
Title: COO/CCO

ATTEST:	HC Capital Trust
(on behalf of The [ ] Portfolio)

By:	/s/ Colette L. Bergman
Name: Colette L Bergman
Title: VP and Treasurer

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